Exhibit 99.1

Canopy Growth Reports First Quarter Fiscal Year 2027 Financial Results;

Delivers 13% Net Revenue Growth with Contributions from All Businesses

Net revenue growth of 22% in Canada medical cannabis, 10% in Canada adult-use cannabis,
10% in international markets cannabis and 6% in Storz & Bickel

Adjusted gross margin1 improves to 31% in Q1 FY2027 from 25% in Q1 FY2026

Adjusted EBITDA2 loss narrows by 59% year-over-year

SMITHS FALLS, ON, August 7, 2026 - Canopy Growth Corporation (“Canopy Growth”, “our”, “we” or the “Company”) (TSX: WEED) (Nasdaq: CGC), a leading global company committed to bettering lives through cannabis, today announced its financial results for the three months ended June 30, 2026 ("Q1 FY2027"). All financial information in this press release is reported in Canadian dollars, unless otherwise indicated.

“The renewed focus and strong momentum we established over the past year have continued into fiscal 2027. In the first quarter, we achieved net revenue growth in every business through solid execution across the organization. We have clear strategies to deliver further growth in each of our end markets. At the heart of our cannabis strategy is our company-wide push to elevate cultivation and produce a consistent and increasing supply of high-quality flower that will support growing demand both in Canada and internationally.”

Luc Mongeau, Chief Executive Officer

“The combination of top-line growth and disciplined cost management is enabling us to make steady progress on key profitability measures including gross margin and adjusted EBITDA. As expected, the integration of MTL Cannabis is leading to increased supply of high-quality flower, expanded revenue opportunities and the realization of meaningful synergies. We anticipate further improvements in our financial results, especially in the second half of fiscal 2027, as the integration is completed.”

Tom Stewart, Chief Financial Officer

First Quarter FY2027 Financial Highlights

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Consolidated net revenue of $81.2M in Q1 FY2027 increased by 13% compared to the three months ended June 30, 2025 (“Q1 FY2026").
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Cannabis net revenue was $65.1M in Q1 FY2027, an increase of 14% versus the prior-year period.
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Canada medical cannabis net revenue in Q1 FY2027 was $25.8M, an increase of 22% versus Q1 FY2026, driven by growth in the number of insured customers and the acquisition of MTL Cannabis Corp. (“MTL Cannabis”), partially offset by the Canadian government's reduction in the Veterans Affairs Canada ("VAC") reimbursement rate for medical cannabis.
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Canada adult-use cannabis net revenue in Q1 FY2027 was $29.7M, an increase of 10% compared to Q1 FY2026, primarily attributable to increased flower sales driven by the acquisition of MTL Cannabis, partially offset by declines in opportunistic bulk sales.
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International markets cannabis net revenue of $9.6M in Q1 FY2027 increased 10% over Q1 FY2026, primarily due to strength in Europe, specifically in Poland.
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Storz & Bickel net revenue was $16.1M in Q1 FY2027, a 6% increase compared to Q1 FY2026. The growth is attributable to prior-year product portfolio expansion and increasing sales across non-core markets.
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Consolidated gross margin was 27% in Q1 FY2027, compared to 25% in Q1 FY2026.
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Adjusted gross margin1 increased to 31% in Q1 FY2027, as compared to 25% in Q1 FY2026. The current year period excludes the impact of inventory step-up charges ($2.6 million) related to the acquisition of MTL Cannabis, which were not present in the prior-year period.
o
Cannabis gross margin was 22% in Q1 FY2027 compared to 24% in Q1 FY2026, while adjusted gross margin1 for the segment was 26% in Q1 FY2027 compared to 24% in Q1 FY2026. The increase in the adjusted gross margin percentage1 is

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1 Adjusted gross margin and adjusted gross margin percentage are non-GAAP measures. See "Non-GAAP Measures" and Schedules 5 and 6 for a reconciliation of adjusted gross margin on a consolidated basis and by segment.

2 Adjusted EBITDA is a non-GAAP measure. See "Non-GAAP Measures" and Schedule 7 for a reconciliation of net loss from continuing operations to adjusted EBITDA.

primarily attributable to higher sales across the cannabis segment, partially offset by the reduction in the VAC reimbursement rate available for medical cannabis.
o
Storz & Bickel gross margin was 48% in Q1 FY2027 compared to 29% in Q1 FY2026. The increase in gross margin is due to a cost rationalization exercise implemented at the end of fiscal 2026, as well as a recovery of certain U.S. tariffs in the period.
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Selling, general and administrative expenses in Q1 FY2027 were 6% higher than in Q1 FY2026. The increase was driven by the addition of the MTL Cannabis operations, offset by lower costs resulting from continued reductions in headcount and other cost reduction initiatives.
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Net loss in Q1 FY2027 was 68% lower compared to Q1 FY2026.
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Adjusted EBITDA2 loss for Q1 FY2027 was $3.2M, an improvement of $4.7M or 59% compared to Q1 FY2026, primarily attributable to revenue growth across both segments and continued cost savings, partially offset by the reduction in the VAC reimbursement rate available for medical cannabis.
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Free cash outflow3 increased from $11.6M in Q1 FY2026 to $25.7M in Q1 FY2027, reflecting increased cash used in operating activities, primarily due to the timing of changes in working capital items.

Business Highlights

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Canopy Growth’s Apollo Cannabis Clinics were named Best Medical Cannabis Clinic in the 2025 Toronto Star Readers’ Choice Awards, an indicator of the Company’s commitment to positive patient outcomes.
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Spectrum Therapeutics introduced new 30 and 90-pack formats for its softgels with enhanced dosing options, offering greater value to medical cannabis customers while reducing packaging and shipping costs.
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The Company relaunched the Tweed brand in the German medical cannabis market, taking advantage of MTL Cannabis’ premium genetics and flower production capacity to strengthen its international position.
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Canopy Growth improved its adult-use market ranking to #6 overall in Canada4, with top 2 positions in premium flower, infused pre-rolls, and oils & softgels.
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The Company expanded Claybourne’s Frosted Flyers infused pre-roll lineup in Canada, with three new 8-pack variety formats and the brand’s first bundle pack.

Canopy Growth Unveils Refreshed Corporate Identity

Canopy Growth unveiled a refreshed corporate identity designed to reflect our evolution into a modern cannabis company.

The new brand is built on our belief that cannabis has the power to better lives – for patients seeking relief and balance, and for adult-use cannabis consumers looking for trusted, consistent experiences.

The new identity supports a clearer expression of our long-term strategy: building a focused, consumer-centric cannabis company grounded in quality, innovation, and disciplined execution. At the heart of the refreshed identity is the new brandmark featuring a canopy arch and cannabis plant, representing our presence across medical, wellness, and adult-use cannabis markets, and the cultivation at the root of everything we build.

The refreshed brand is live today across Canopy Growth’s website and social channels. To see more, visit www.canopygrowth.com.

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2 Adjusted EBITDA is a non-GAAP measure. See "Non-GAAP Measures" and Schedule 7 for a reconciliation of net loss from continuing operations to adjusted EBITDA.
3 Free cash flow is a non-GAAP measure. See "Non-GAAP Measures" and Schedule 8 for a reconciliation of free cash flow - continuing operations.
4 Internal Market Model (Stativa), 13-week period ended June 28, 2026.

Webcast and Conference Call Information

The Company will host a conference call and audio webcast with Luc Mongeau, CEO and Tom Stewart, CFO at 10:00 AM Eastern Time on August 7, 2026.

Webcast Information

A live audio webcast will be available at:

https://onlinexperiences.com/Launch/QReg/ShowUUID=567345EB-EB0A-41BF-ABD6-785F173BBEFE

Replay Information

A replay will be accessible by webcast until 11:59 PM ET on November 5, 2026 at the same URL.

Non-GAAP Measures

Adjusted EBITDA is a non-GAAP measure used by management that is not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management believes Adjusted EBITDA is a useful measure for investors because it provides meaningful and useful financial information, as this measure demonstrates the operating performance of businesses. Adjusted EBITDA is calculated as the reported net income (loss), adjusted to exclude income tax recovery (expense); other income (expense), net; loss on equity method investments; share-based compensation expense; depreciation and amortization expense; asset impairment and restructuring costs; acquisition-related restructuring and other inventory write-downs; and charges related to the flow-through of inventory step-up on business combinations, and further adjusted to remove acquisition, divestiture, and other costs. Asset impairments related to periodic changes to the Company’s supply chain processes are not excluded from Adjusted EBITDA given their occurrence through the normal course of core operational activities. Accordingly, management believes that Adjusted EBITDA provides meaningful and useful financial information as this measure demonstrates the operating performance of businesses. The Adjusted EBITDA reconciliation is presented within this press release and explained in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 (the “Form 10-Q”) filed with the Securities and Exchange Commission (“SEC”).

Free cash flow is a non-GAAP measure used by management that is not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management believes that free cash flow presents meaningful information regarding the amount of cash flow required to maintain and organically expand the Company’s business, and that the free cash flow measure provides meaningful information regarding the Company’s liquidity requirements. This measure is calculated as net cash provided by (used in) operating activities less purchases of and deposits on property, plant and equipment. The free cash flow reconciliation is presented within this press release and explained in the Form 10-Q.

Adjusted gross margin and adjusted gross margin percentage are non-GAAP measures used by management that are not defined by U.S. GAAP and may not be comparable to similar measures presented by other companies. Management believes that adjusted gross margin and adjusted gross margin percentage present meaningful and useful financial information as these measures provide insights into the gross margin performance of the business. Adjusted gross margin is calculated as gross margin excluding acquisition related restructuring and other inventory write-downs, and charges related to the flow-through of inventory step-up on business combinations. Adjusted gross margin percentage is calculated as adjusted gross margin divided by net revenue. The adjusted gross margin and adjusted gross margin percentage reconciliation is presented within this news release.

Contact

Media Contact: media@canopygrowth.com

Investor Contact: invest@canopygrowth.com

About Canopy Growth

Canopy Growth is a leading global company committed to bettering lives through cannabis. With a focus on cultivation excellence, quality, trust, innovation and disciplined execution, Canopy Growth is a consumer-centric company serving patients, consumers and partners alike.

The Company’s portfolio of owned and licensed brands, including Tweed, 7ACRES, DOJA, Deep Space, DeeLish, Claybourne, MTL Cannabis, Low Key by MTL and R’belle, as well as category-defining Storz & Bickel, delivers innovative cannabis products to consumers across Canada and beyond. It is also Canada’s leading provider of medical cannabis services through Spectrum Therapeutics, Abba Medix, Apollo and Canada House Clinics.

The Company also holds an unconsolidated, non-controlling interest in Canopy USA, LLC, which provides exposure to the U.S. THC market.

Guided by its commitment to leadership, excellence, trust and innovation, Canopy Growth is working to shape a future where the plant is trusted for its ability to better lives.

For more information visit www.canopygrowth.com.

Notice Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of applicable securities laws, which involve certain known and unknown risks and uncertainties. To the extent any forward-looking statements in this press release constitutes “financial outlooks” within the meaning of applicable Canadian securities laws, the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such financial outlooks. Forward-looking statements predict or describe our future operations, business plans, business and investment strategies and the performance of our investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “strategy,” “estimate,” “expect,” “project,” “projections,” “forecasts,” “plans,” “seeks,” “anticipates,” “potential,” “proposed,” “will,” “should,” “could,” “would,” “may,” “likely,” “designed to,” “foreseeable future,” “believe,” “scheduled” and other similar expressions. Our actual results or outcomes may differ materially from those anticipated. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made.

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Forward-looking statements include, but are not limited to, statements with respect to:

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laws and regulations and any amendments thereto applicable to our business and the impact thereof, including uncertainty regarding the application of U.S. state and federal law to cannabis and hemp (including hemp derived cannabidiol (“CBD") products and the scope of any regulations by the U.S. Food and Drug Administration, the U.S. Drug Enforcement Administration, the U.S. Federal Trade Commission, the U.S. Patent and Trademark Office, the U.S. Department of Agriculture and any state equivalent regulatory agencies over cannabis and hemp (including CBD)) products;
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expectations regarding the amount or frequency of impairment losses, including as a result of the write-down of intangible assets, including goodwill;
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our ability to refinance debt as and when required on terms favorable to us and comply with covenants contained in our debt facilities and debt instruments;
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the impacts of the Company’s strategy to accelerate entry into the U.S. cannabis market through the creation of Canopy USA, LLC (“Canopy USA”);
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expectations for Canopy USA to capitalize on the opportunity for growth in the United States cannabis sector and the anticipated benefits of such strategy;
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the timing and occurrence of the final tranche closing in connection with the acquisition of Lemurian, Inc. (“Jetty”) by Canopy USA pursuant to the exercise of the options to acquire Jetty;
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the issuance of additional common shares of the Company (each whole share, a “Canopy Share” or a “Share”) to satisfy any deferred and/or option exercise payments to the shareholders of Wana Wellness, LLC, The Cima Group, LLC, and Mountain High Products, LLC (collectively, “Wana”) and Jetty and the issuance of additional non-voting and non-participating shares in the capital of Canopy USA issuable to Canopy Growth from Canopy USA in consideration thereof;
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the acquisition of additional Class A shares of Canopy USA in connection with the investment in Canopy USA by the Huneeus 2017 Irrevocable Trust (the “Trust”) in the aggregate amount of up to US$20 million, including any warrants of Canopy USA issued to the Trust in accordance with the share purchase agreement entered into by the Trust and Canopy USA;
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expectations regarding the potential success of, and the costs and benefits associated with, our acquisitions, equity investments and dispositions, including our acquisition of MTL Cannabis;
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the grant, renewal and impact of any license or supplemental license to conduct activities with cannabis or any amendments thereof;
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our international activities, including required regulatory approvals and licensing, anticipated costs and timing, and expected impact;
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our ability to successfully create and launch brands and further create, launch and scale products in jurisdictions where such products are legal and that we currently operate in;
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the benefits, viability, safety, efficacy, dosing and social acceptance of cannabis, including CBD and other cannabinoids;
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our remediation plan and our ability to remediate the material weakness in our internal control over financial reporting;
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expectations regarding the use of proceeds of equity financings;
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the legalization of the use of cannabis for medical or adult-use in jurisdictions outside of Canada, the related timing and impact thereof and our intentions to participate in such markets, if and when such use is legalized;
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the impact of the implementation of the rescheduling of medical cannabis from a Schedule I controlled substance under the United States Controlled Substances Act (21 U.S.C. § 811) to a Schedule III controlled substance;
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our ability to execute on our strategy and the anticipated benefits of such strategy;
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the ongoing impact of the legalization of additional cannabis product types and forms for adult-use in Canada, including federal, provincial, territorial and municipal regulations pertaining thereto, the related timing and impact thereof and our intentions to participate in such markets;
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the ongoing impact of developing provincial, state, territorial and municipal regulations pertaining to the sale and distribution of cannabis, the related timing and impact thereof, as well as the restrictions on federally regulated cannabis producers participating in certain retail markets and our intentions to participate in such markets to the extent permissible;
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the timing and nature of legislative changes in the U.S. regarding the regulation of cannabis including tetrahydrocannabinol;
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the future performance of our business and operations;
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our competitive advantages and business strategies;
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the competitive conditions of the industry;
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the expected growth in the number of customers using our products;
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expectations regarding revenues, expenses and anticipated cash needs;
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expectations regarding cash flow, liquidity and sources of funding;
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expectations regarding capital expenditures;
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the expansion of our production and manufacturing, the costs and timing associated therewith and the receipt of applicable production and sale licenses;
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expectations with respect to our growing, production and supply chain capacities;
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expectations regarding the resolution of litigation and other legal and regulatory proceedings, reviews and investigations;
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expectations with respect to future production costs;
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the effects of tariffs and related retaliatory measures, the levels of inflation, interest rates and trade policy and risks relating to the evolving regulatory landscape in the United States, on our costs and our margins;
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the effects of the conflict in the Middle East and its impact on global commerce and shipping supply chains and potential shipping delays;

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expectations with respect to future sales and distribution channels and networks;
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the expected methods to be used to distribute and sell our products;
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our future product offerings;
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the anticipated future gross margins of our operations;
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accounting standards and estimates;
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expectations regarding our distribution network;
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expectations regarding the costs and benefits associated with our contracts and agreements with third parties, including under our third-party supply and manufacturing agreements;
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our ability to comply with the listing requirements of the Nasdaq Stock Market LLC and the Toronto Stock Exchange; and
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expectations on price changes for products in cannabis markets.

Certain of the forward-looking statements contained herein concerning the industries in which we conduct our business are based on estimates prepared by us using data from publicly available governmental sources, market research, industry analysis and on assumptions based on data and knowledge of these industries, which we believe to be reasonable. However, although generally indicative of relative market positions, market shares and performance characteristics, such data is inherently imprecise. The industries in which we conduct our business involve risks and uncertainties that are subject to change based on various factors, which are described further below.

The forward-looking statements contained herein are based upon certain material assumptions , including: (i) management’s perceptions of historical trends, current conditions and expected future developments; (ii) our ability to generate cash flow from operations; (iii) general economic, financial market, regulatory and political conditions in which we operate; (iv) the production and manufacturing capabilities and output from our facilities, strategic alliances and equity investments; (v) consumer interest in our products; (vi) competition; (vii) anticipated and unanticipated costs; (viii) government regulation of our activities and products including but not limited to the areas of taxation and environmental protection; (ix) the timely receipt of any required regulatory authorizations, approvals, consents, permits and/or licenses; (x) our ability to obtain qualified staff, equipment and services in a timely and cost-efficient manner; (xi) our ability to conduct operations in a safe, efficient and effective manner; (xii) our ability to realize anticipated benefits, synergies or generate revenue, profits or value from our recent acquisitions into our existing operations; and (xiii) other considerations that management believes to be appropriate in the circumstances. While our management considers these assumptions to be reasonable based on information currently available to management, there is no assurance that such expectations will prove to be correct. Financial outlooks, as with forward-looking statements generally, are, without limitation, based on the assumptions and subject to various risks as set out herein. Our actual financial position and results of operations may differ materially from management’s current expectations.

By their nature, forward-looking statements are subject to inherent risks and uncertainties that may be general or specific and which give rise to the possibility that expectations, forecasts, predictions, projections or conclusions will not prove to be accurate, that assumptions may not be correct and that objectives, strategic goals and priorities will not be achieved. A variety of factors, including known and unknown risks, many of which are beyond our control, could cause actual results to differ materially from the forward-looking statements in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf. Such factors include, without limitation, risks related to our ability to remediate the material weakness identified in our internal control over financial reporting, or inability to otherwise maintain an effective system of internal control; the risk that our recent restatement could negatively affect investor confidence and raise reputation risks; our limited operating history; risks that we may be required to write down intangible assets, including goodwill, due to impairment; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan (either within the expected timeframe or at all); the diversion of management time on matters related to Canopy USA; the risks that the Trust’s future ownership interest in Canopy USA is not quantifiable, and the Trust may have significant ownership and influence over Canopy USA; the risks in the event that Acreage Holdings, Inc. and Wana cannot satisfy their debt obligations as they become due; volatility in and/or degradation of general economic, market, industry or business conditions; risks relating to the overall macroeconomic environment, which may impact customer spending, our costs and our margins, including tariffs (and related retaliatory measures), the levels of inflation, interest rates and trade policy; risks relating to the evolving regulatory landscape in the United States; risks relating to our current and future operations in emerging markets; compliance with applicable environmental, economic, health and safety, energy and other policies and regulations and in particular health concerns with respect to vaping and the use of cannabis products in vaping devices; risks and uncertainty regarding future product development; changes in regulatory requirements in relation to our business and products; our reliance on licenses issued by and contractual arrangements with various federal, state and provincial governmental authorities; inherent uncertainty associated with projections; future levels of revenues and the impact of increasing levels of competition; third-party manufacturing risks; third-party transportation risks; our exposure to risks related to an agricultural business, including wholesale price volatility and variable product quality; changes in laws, regulations and guidelines and our compliance with such laws, regulations and guidelines; risks relating to inventory write downs; risks relating to our ability to refinance debt as and when required on terms favorable to us and to comply with covenants contained in our debt facilities and debt instruments; risks associated with jointly owned investments; our ability to manage disruptions in credit markets or changes to our credit ratings; the success or timing of completion of ongoing or anticipated capital or maintenance projects; risks related to the integration of acquired businesses; the timing and manner of the legalization of cannabis in the United States; business strategies, growth opportunities and expected investment; counterparty risks and liquidity risks that may impact our ability to obtain loans and other credit facilities on favorable terms; the potential effects of judicial, regulatory or other proceedings, litigation or threatened litigation or proceedings, or reviews or investigations, on our business, financial condition, results of operations and cash flows; risks associated with divestment and restructuring; the anticipated effects of actions of third parties such as competitors, activist investors or federal, state, provincial, territorial or local regulatory authorities, self-regulatory organizations, plaintiffs in litigation or persons threatening litigation; consumer demand for cannabis products; the implementation and effectiveness of key personnel changes; risks related to stock exchange restrictions; risks related to the protection and enforcement of our intellectual property rights; the risks related to our exchangeable shares (the “Exchangeable Shares”) having different rights from Canopy Shares and there may never be a trading market for the Exchangeable Shares; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; risks related to finalization of the consideration payable by us for the acquisition by Canopy USA of the remaining interests in Jetty; and the factors discussed under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2026. Readers are cautioned to consider these and other factors, uncertainties and potential events carefully and not to put undue reliance on forward-looking statements.

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Forward-looking statements are provided for the purposes of assisting the reader in understanding our financial performance, financial position and cash flows as of and for periods ended on certain dates and to present information about management’s current expectations and plans relating to the future, and the reader is cautioned that the forward-looking statements may not be appropriate for any other purpose. While we believe that the assumptions and expectations reflected in the forward-looking statements are reasonable based on information currently available to management, there is no assurance that such assumptions and expectations will prove to have been correct. Forward-looking statements are made as of the date they are made and are based on the beliefs, estimates, expectations and opinions of management on that date. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, estimates or opinions, future events or results or otherwise or to explain any material difference between subsequent actual events and such forward-looking statements, except as required by law. The forward-looking statements contained in this press release and other reports we file with, or furnish to, the SEC and other regulatory agencies and made by our directors, officers, other employees and other persons authorized to speak on our behalf are expressly qualified in their entirety by these cautionary statements.

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Schedule 1

CANOPY GROWTH CORPORATION CONDENSED INTERIM CONSOLIDATED BALANCE SHEETS (in thousands of Canadian dollars, except number of shares and per share data, unaudited)
	June 30, 2026	March 31, 2026
ASSETS
Current assets:
Cash and cash equivalents	$336,625	$364,683
Restricted short-term investments	5,058	5,046
Amounts receivable, net	42,588	36,289
Inventory	107,456	110,513
Prepaid expenses and other assets	14,634	12,935
Total current assets	506,361	529,466
Other investments	125,468	108,010
Property, plant and equipment	311,203	316,494
Intangible assets	88,476	92,411
Goodwill	55,685	55,685
Other assets	16,725	16,666
Total assets	$1,103,918	$1,118,732

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$28,606	$34,817
Other accrued expenses and liabilities	47,119	42,999
Current portion of long-term debt	28,824	16,237
Warrant derivative liability	26,863	27,522
Other liabilities	35,341	36,868
Total current liabilities	166,753	158,443
Long-term debt	211,379	217,123
Deferred income tax liabilities	7,915	8,199
Other liabilities	29,238	37,373
Total liabilities	415,285	421,138
Commitments and contingencies
Canopy Growth Corporation shareholders' equity:
Share capital Common shares - $nil par value; Authorized - unlimited; Issued and outstanding - 423,021,942 shares and 422,068,225 shares, respectively. Exchangeable shares - $nil par value; Authorized - unlimited; Issued and outstanding - 26,261,474 shares and 26,261,474 shares, respectively.	9,235,469	9,233,577
Additional paid-in capital	2,590,610	2,591,714
Accumulated other comprehensive income	15,360	10,530
Deficit	(11,152,806)	(11,138,227)
Total shareholders' equity	688,633	697,594
Total liabilities and shareholders' equity	$1,103,918	$1,118,732

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Schedule 2

CANOPY GROWTH CORPORATION CONDENSED INTERIM CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands of Canadian dollars, except number of shares and per share data, unaudited)

	Three months ended June 30,
	2026	2025
Revenue	$100,364	$88,748
Excise taxes	19,199	16,614
Net revenue	81,165	72,134
Cost of goods sold	58,927	54,096
Gross margin	22,238	18,038
Operating expenses
Selling, general and administrative expenses	40,223	38,108
Share-based compensation	1,359	(99)
Loss on asset impairment and restructuring	2,766	2,653
Total operating expenses	44,348	40,662
Operating loss	(22,110)	(22,624)
Other income (expense), net	7,402	(21,946)
Loss before income taxes	(14,708)	(44,570)
Income tax recovery (expense)	129	(291)
Net loss	$(14,579)	$(44,861)

Basic and diluted loss per share
Basic and diluted loss per share	$(0.03)	$(0.24)
Basic and diluted weighted average common shares outstanding	422,264,025	188,321,555

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Schedule 3

CANOPY GROWTH CORPORATION CONDENSED INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands of Canadian dollars, unaudited)
	Three months ended June 30,
	2026	2025
Cash flows from operating activities:
Net loss	$(14,579)	$(44,861)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property, plant and equipment	5,351	4,753
Amortization of intangible assets	4,683	4,917
Share-based compensation	1,359	(99)
Loss on asset impairment and restructuring	167	109
Income tax (recovery) expense	(129)	291
Non-cash fair value adjustments and charges related to settlement of long-term debt	(16,867)	13,383
Change in operating assets and liabilities, net of effects from purchases of businesses:
Amounts receivable	(6,130)	2,915
Inventory	3,454	2,838
Prepaid expenses and other assets	(1,541)	(2,668)
Accounts payable and accrued liabilities	(2,417)	5,184
Other, including non-cash foreign currency	1,638	2,901
Net cash used in operating activities	(25,011)	(10,337)
Cash flows from investing activities:
Purchases of and deposits on property, plant and equipment	(737)	(1,306)
Purchases of intangible assets	-	(183)
Proceeds on sale of property, plant and equipment	-	5
Redemption of short-term investments	-	779
Net cash used in investing activities	(737)	(705)
Cash flows from financing activities:
Proceeds from issuance of common shares and warrants	-	38,261
Payment of debt issue costs	(647)	-
Repayment of long-term debt	-	(916)
Other financing activities	(6,821)	(11,885)
Net cash (used) provided by financing activities	(7,468)	25,460
Effect of exchange rate changes on cash and cash equivalents	5,158	(2,027)
Net (decrease) increase in cash and cash equivalents	(28,058)	12,391
Cash and cash equivalents, beginning of period	364,683	113,811
Cash and cash equivalents, end of period	$336,625	$126,202

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Schedule 4 - Segment Net Revenue

Net Revenue	Three months ended June 30,
(in thousands of Canadian dollars)	2026	2025	$ Change	% Change
Cannabis
Canadian adult-use cannabis[1]	$29,702	$27,021	$2,681	10%
Canadian medical cannabis[2]	25,786	21,206	4,580	22%
International markets cannabis[3]	9,597	8,755	842	10%
	$65,085	$56,982	$8,103	14%

Storz & Bickel	$16,080	$15,152	$928	6%

Net revenue	$81,165	$72,134	$9,031	13%

[1] Includes excise taxes of $16,203 and other revenue adjustments, representing our determination of returns and pricing adjustments, of $1,000 for the three months ended June 30, 2026 (Three months ended June 30, 2025 - excise taxes of $14,199 and other revenue adjustments of $923).

[2] Includes excise taxes of $2,996 and other revenue adjustments, representing our determination of returns and pricing adjustments, of $971 for the three months ended June 30, 2026 (Three months ended June 30, 2025 - excise taxes of $2,415 and other revenue adjustments of $nil).

[3] Reflects other revenue adjustments of $48 for the three months ended June 30, 2026 (Three months ended June 30, 2025 - $nil).

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Schedule 5 - Consolidated Gross Margin and Adjusted Gross Margin

	Three months ended June 30,
(in thousands of Canadian dollars except where indicated; unaudited)	2026	2025
Net revenue	$81,165	$72,134
Gross margin, as reported	22,238	18,038
Gross margin percentage, as reported	27%	25%
Adjustments to gross margin:
Acquisition related restructuring and other inventory write-downs	39	-
Charges related to the flow-through of inventory step-up on business combinations	2,586	-
Adjusted gross margin[1]	$24,863	$18,038
Adjusted gross margin percentage[1]	31%	25%
[1] Adjusted gross margin and adjusted gross margin percentage are non-GAAP measures. See "Non-GAAP Measures".

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Schedule 6 - Gross Margin and Adjusted Gross Margin by Segment

	Three months ended June 30,
(in thousands of Canadian dollars except where indicated; unaudited)	2026	2025
Cannabis segment
Net revenue	$65,085	$56,982
Gross margin, as reported	14,457	13,591
Gross margin percentage, as reported	22%	24%
Adjustments to gross margin:
Acquisition related restructuring and other inventory write-downs	39	-
Charges related to the flow-through of inventory step-up on business combinations	2,586	-
Adjusted gross margin[1]	$17,082	$13,591
Adjusted gross margin percentage[1]	26%	24%

Storz & Bickel segment
Revenue	$16,080	$15,152
Gross margin, as reported	7,781	4,447
Gross margin percentage, as reported	48%	29%
[1] Adjusted gross margin and adjusted gross margin percentage are non-GAAP measures. See "Non-GAAP Measures".

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Schedule 7 - Adjusted EBITDA

	Three months ended June 30,
(in thousands of Canadian dollars, unaudited)	2026	2025
Net loss	$(14,579)	$(44,861)
Income tax (recovery) expense	(129)	291
Other (income) expense, net	(7,402)	21,946
Share-based compensation	1,359	(99)
Acquisition, divestiture, and other costs[1]	2,082	2,484
Depreciation and amortization	10,034	9,670
Loss on asset impairment and restructuring	2,766	2,653
Acquisition related restructuring and other inventory write-downs	39	-
Charges related to the flow-through of inventory step-up on business combinations	2,586	-
Adjusted EBITDA[2]	$(3,244)	$(7,916)
[1] Acquisition, divestiture, and other costs include discrete transaction and litigation costs.
[2] Adjusted EBITDA is a non-GAAP measure. See "Non-GAAP Measures".

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Schedule 8 - Free Cash Flow

Free Cash Flow[1] Reconciliation (Non-GAAP Measure)
	Three months ended June 30,
(in thousands of Canadian dollars, unaudited)	2026	2025
Net cash used in operating activities	$(25,011)	$(10,337)
Purchases of and deposits on property, plant and equipment	(737)	(1,306)
Free cash flow[1]	$(25,748)	$(11,643)
[1] Free cash flow is a non-GAAP measure. See "Non-GAAP Measures".

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